EXHIBIT 10.15

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

Amendment, dated as of May 8, 2008, to Registration Rights Agreement, dated as of March 28, 2008 (the “Agreement”) by and among Forme Capital, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Schedule I to the Agreement (the “Purchasers”).

The Company and the Purchasers hereby agree as follows:

1. Paragraph (a) of Section 2 of the Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

“On or prior to the Filing Date, the Company shall prepare and file with the Commission a “resale” Registration Statement providing for the resale of the Registrable Securities set forth on Schedule A attached hereto (the “Initial Registrable Securities”) for an offering to be made on a continuous basis pursuant to Rule 415.”

2. Except as expressly set forth herein, all of the terms and conditions of the Agreement shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

FORME CAPITAL, INC.

By:	/s/ Zhuangyi Wang
Name: Zhuangyi Wang
Title: CEO

VISION OPPORTUNITY CHINA LIMITED PARTNERSHIP
By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Authorized Signatory

STRAUSS - GEPT PARTNERS
By:	/s/ Andrew Marks
Name: Andrew Marks
Title: CFO

STRAUSS PARTNERS, L.P.
By:	/s/ Andrew Marks
Name: Andrew Marks
Title: CFO

GUERRILLA PARTNERS, L.P.
By:	/s/ Peter Siris
Name: Peter Siris
Title: Managing Director

HUA- MEI 21ST CENTURY PARTNERS, L.P.
By:	/s/ Peter Siris
Name: Peter Siris
Title: Managing Director

CHINA PRIVATE EQUITY PARTNERS, CO, LTD.
By:	/s/ Edward James Hahn
Name: Edward James Hahn
Title: Authorized Signatory

GB GLOBAL BALANCED FUND 1.
By:	/s/ Edward James Hahn
Name: Edward James Hahn
Title: Authorized Signatory

Schedule A

Names of Selling Stockholder	Number of shares of Common Stock to be sold in offering	Number of shares of Common Stock underlying Series A Preferred Stock to be sold in offering	Number of shares of Common Stock underlying Series A Warrants to be sold in offering
Stockholders who Acquired their shares prior to Reverse Merger and Private Placement
Castle Bison, Inc.	137,790	0	0
Stallion Ventures, LLC	350,000	0	0
Windermere Insurance Company Ltd.	116,234	0	0
Benjamin Hill	12,915	0	0
Fink Family Trust	19,372	0	0
Brandon Hill	7,749	0	0
Ronitt Sucoff	11,623	0	0
Helen Kohen	11,623	0	0
Mark Bell M.D. Inc. Retirement Trust	9,687	0	0
Larry Chimerine	19,372	0	0
Irv Edwards M.D., Inc. Employee Retirement Trust	9,687	0	0
Marie Tillman	7,749	0	0
Vincent Finnegan	7,000	0	0
John Vogel	7,000	0	0
Robert Scherne	21,000	0	0
Menlo Venture Partners, LLC	37,211	0	0
Sichenzia Ross Friedman & Ference LLP	15,000	0	0

Investors in Private Placement
Vision Opportunity China, L.P.	600,000	2,941,177	3,676,471

Guerrilla Partners, LP	0	323,529	404,412
Hua-Mei 21st Century Partners, LP	0	676,470	845,588
Straus Partners, L.P.	0	176,471	220,588
Straus-GEPT Partners, L.P.	0	117,647	147,059
GB Global Private Balanced Fund I	0	147,059	183,823
China Private Equity Partners Co., Limited	0	117,647	147,059
James Fuld, Jr.	0	58,824	73,529

Placement Agent and its designees
Sam Shoen (12)	0	0	19,125
Paul Kuhns (12)	0	0	3,825
Kuhns Brothers, Inc, (12)	0	0	84,100
John Kuhns (12)	0	0	37,100
Mary Fellows (12)	0	0	37,100
Jeff Triana (12)	0	0	5,000
Jennifer Vuong (12)	0	0	5,000

Consultants
Yang Miao	100,000	0	30,392
Ying Zhang	99,999	0	30,392
Fang Chen	100,000	0	30,392